FEDERAL INCOME TAXES	12 Months Ended
Dec. 31, 2011
FEDERAL INCOME TAXES
FEDERAL INCOME TAXES

9. FEDERAL INCOME TAXES

        The deferred federal income tax asset (liability) consists of the following:

	December 31,
	2011	2010	2009
Property development costs—net of amortization	$10,399,000	$11,583,000	$13,018,000
Accelerated depreciation	(105,000)	(151,000)	(193,000)
Restoration reserves	(2,080,000)	(1,560,000)	(1,093,000)
Net operating loss carryforwards utilized	143,000	—	—
Net operating loss and percentage depletion carryforwards	39,496,000	34,766,000	29,621,000
Valuation allowance and other—net	(47,853,000)	(44,638,000)	(41,353,000)

Total deferred income tax asset (liability)	$—	$—	$—

        Major items causing the Company's tax provision to differ from the federal statutory rate of 34% were:

	For the Twelve Months Ended December 31,
	2011		2010		2009
	Amount	% of Pretax Income	Amount	% of Pretax Income	Amount	% of Pretax Income
Pretax income (loss)	$(11,199,397)	—	$(10,354,567)	—	$(10,065,862)	—
Pretax income (loss) times statutory tax rate	(3,808,000)	34%	(3,521,000)	34%	(3,422,000)	34%
Increases (decreases) in taxes resulting from:
Change in valuation allowance	3,808,000	(34)%	3,521,000	(34)%	2,105,000	(21)%
Correction to deferred tax	—	—	—	—%	1,317,000	(13)%

Income tax benefit	$0	0%	$0	0%	$0	0%

        The Company also has available for regular federal income tax purposes at December 31, 2011 estimated net operating loss ("NOL") carryforwards of approximately $116,165,000, before limitations which expire primarily in 2012 through 2031, if not previously utilized. Following the issuance of the Company's Common Stock in 2001, use of the Company's NOL will be severely limited on an annual and aggregate basis. For this reason, and due to no expectation of profitable operations in the near future, the NOL has a full valuation allowance and is not shown as a deferred tax asset in the table above.

        The Company's tax years ended 2005 to 2010 remain open to examination for Federal tax purposes.